                              POWER OF ATTORNEY

                  STRONG HIGH-YIELD MUNICIPAL BOND FUND, INC.
                                  (Registrant)

     Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


   NAME                       TITLE                                  DATE
   ----                       -----                                  ----

                        President (Principal Executive Officer and
                        acting Principal Financial and Accounting
/s/ John Dragisic       Officer) and a Director                      December 27, 1996
----------------------
John Dragisic

/s/ Richard S. Strong   Chairman of the Board and a Director         December 27, 1996
----------------------
Richard S. Strong

/s/ Marvin E. Nevins    Director                                     December 27, 1996
----------------------
Marvin E. Nevins

/s/ Willie D. Davis     Director                                     December 27, 1996
----------------------
Willie D. Davis

/s/ William F. Vogt     Director                                     December 27, 1996
----------------------
William F. Vogt

/s/Stanley Kritzik      Director                                     December 27, 1996
----------------------
Stanley Kritzik
